VOYA EQUITY TRUST

Voya Large-Cap Growth Fund

Voya MidCap Opportunities Fund

Voya SmallCap Opportunities Fund

(each a “Fund” and collectively the “Funds”)

Supplement dated April 2, 2020

to the Funds’ current Prospectuses, Summary Prospectuses, and Statement of Additional Information, each dated September 30, 2019

On March 23, 2020, the U.S. Securities and Exchange Commission (“SEC”) issued an order providing registered funds with temporary flexibility with respect to borrowing. In connection with this order, on March 30, 2020, the Funds’ Board of Trustees (the “Board”) approved a policy permitting each Fund to deviate from its fundamental policy with respect to borrowing (as set forth in the Fund’s Statement of Additional Information under the section titled “Fundamental and Non-Fundamental Investment Restrictions”) for the period from March 30, 2020 until June 30, 2020 (unless extended by the Board upon any extension of the order by the SEC).

During this time, each Fund may borrow money in an amount of up to 33 1/3% of the Fund’s total assets to meet short-term needs, such as in connection with redemptions. Each Fund incurs interest and other expenses when it borrows money. Borrowing creates leverage, which may increase expenses and increase the impact of the Fund’s other risks. The use of leverage may exaggerate any increase or decrease in a Fund’s net asset value causing the Fund to be more volatile than a fund that does not borrow.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE